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                                                                     Exhibit 45

                             JOINT FILING STATEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13d is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13d shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: March 8, 2000

                                           /s/  Michael W. Reschke
                                           -----------------------------------
                                           Michael W. Reschke



                                           PRIMESTONE INVESTMENT PARTNERS, L.P.

                                           By: PG/Primestone, L.L.C.,
                                               Managing General Partner

                                           By: The Prime Group, Inc.
                                               Administrative Member

                                           By  /s/  Michael W. Reschke
                                              --------------------------------
                                           Name:     Michael W. Reschke
                                           Title:    President


                                           PG/PRIMESTONE, L.L.C.

                                           By: The Prime Group, Inc.
                                               Administrative Member

                                           By:  /s/  Michael W. Reschke
                                              --------------------------------
                                           Name:     Michael W. Reschke
                                           Title:    President


                                           THE PRIME GROUP, INC.


                                           By:  /s/  Michael W. Reschke
                                           Name:     Michael W. Reschke
                                           Title:    President

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